UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2017

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On January 26, 2017, Avid Technology, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Beijing Jetsen Technology Co., Ltd., (“Jetsen”), pursuant to which the Company has agreed to sell to Jetsen shares of its common stock, par value $0.01 per share (the “Common Stock”), in an amount equal to between 5.0% and 9.9% of the outstanding Common Stock on a fully diluted basis (such shares of Common Stock, the “Shares”). The purchase price for the Shares is US$18,160,000, and will be payable in cash. The closing of the sale is subject to customary closing conditions, including regulatory approvals. The exact number of Shares to be issued and sold at closing will be determined by reference to the trading price of the Common Stock before closing. The issuance and sale of the Shares is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, on the basis that the issuance and sale of the Shares does not involve a public offering.

The Company also entered into an Exclusive Distributor Agreement (the “Distributor Agreement”) with Jetsen, pursuant to which Jetsen will become the exclusive distributor for the Company’s products and services in the Greater China region. The Distributor Agreement has a five year term and a contract value of over US$75,000,000 for the first three years.
Item 7.01. Regulation FD Disclosure

On January 31, 2017, the Company issued a press release (the “Press Release”) announcing the Company’s entry into the Distributor Agreement and the Securities Purchase Agreement. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”).

On January 31, 2017, the Company will make a presentation to be used on calls with investors (the “Investor Presentation”), discussing the Distributor Agreement and the Securities Purchase Agreement. The Investor Presentation is furnished as Exhibit 99.2 to this Form 8-K.

Limitation on Incorporation by Reference. The information furnished in Item 7.01, including the Press Release and Investor Presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K, the Press Release attached as Exhibit 99.1 hereto and the Investor Presentation attached as Exhibit 99.2 hereto, the Form 8-K, Press Release and Investor Presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Press Release and the Investor Presentation regarding these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.
The following exhibits shall be deemed to be furnished, and not filed:

(d)                   Exhibits.

Exhibit Number	Description
99.1*	Press Release dated January 31, 2017.
99.2*	Investor Presentation dated January 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: January 31, 2017	By: /s/ Brian E. Agle Name: Brian E. Agle Title: Senior Vice President and CFO